Exhibit 99.1
Old National Bancorp
One Main Street
Evansville, IN 47708	Media: Kathy A. Schoettlin (812) 465-7269
oldnational.com	Investors: Lynell J. Walton (812) 464-1366

Old National reports 4th quarter earnings of $74.1 million,
or $0.44 per share

Evansville, Ind. (January 19, 2021)

Old National Bancorp (NASDAQ: ONB) reports 4Q20 net income of $74.1 million, diluted EPS of $0.44.
Adjusted[1] net income of $76.6 million, or $0.46 per diluted share.
Full-Year 2020 net income of $226.4 million, or $1.36 per diluted share.
Adjusted[1] Full-Year net income of $250.3 million, or $1.50 per diluted share.
CEO COMMENTARY:

"Our 4th quarter success capped a very strong year of earnings as our team members worked with passion and resiliency to serve our clients," said Chairman and CEO Jim Ryan. "Another significant factor was the successful implementation of our ONB Way growth strategy in 2020, which enabled us to effectively and efficiently serve all client segments with streamlined processes and enhanced technology. This led to a phenomenal year of commercial loan production and outstanding performance."

FOURTH QUARTER HIGHLIGHTS2:

Net income	•Net income of $74.1 million
•Earnings per diluted share of $0.44

Net interest income/NIM	•Net interest income on a fully taxable equivalent basis of $164.6 million compared to $149.0 million
•Net interest margin on a fully taxable equivalent basis of 3.26% compared to 3.03%

Operating Performance	•Pre-provision net revenue[1] (“PPNR”) of $80.8 million
•Adjusted PPNR[1] of $94.0 million, up 27.2% over fourth quarter of 2019
•Noninterest expense of $142.3 million
•Adjusted noninterest expense[1] of $128.8 million
•Efficiency ratio[1] of 62.37%
•Adjusted efficiency ratio[1] of 56.35%

Loans and Credit Quality	•End-of-period total loans[3] of $13,849.7 million compared to $13,977.6 million
◦Total commercial loans increased $473.1 million, excluding the $536.2 million decline in PPP loans
•Fourth-quarter total commercial production of $1,197.1 million
•Provision for credit losses was a recapture of $1.1 million
•December 31 pipeline of $2.1 billion
•Net recoveries of $1.1 million compared to net recoveries of $3.0 million
•Non-performing loans of 1.20% of total loans compared to 1.15%

Return Profile & Capital	•Return on average common equity of 10.11%
•Return on average tangible common equity[1] of 16.57%
•Adjusted return on average tangible common equity[1] of 17.08%
•No shares of common stock were repurchased during the current quarter

Notable Items	•$3.6 million in ONB Way charges
•$9.9 million in tax credit amortization

1 Non-GAAP financial measure that Management believes is useful in evaluating the financial results of the Company – please refer to the Non GAAP reconciliations contained in this release 2 Comparisons are on a linked-quarter basis, unless otherwise noted 3 Includes loans held for sale

RESULTS OF OPERATIONS

Old National Bancorp reported fourth quarter 2020 net income of $74.1 million, or $0.44 per diluted share.

Included in the fourth quarter were pre-tax charges of $3.6 million for the ONB Way. Excluding these charges from the current quarter and netting out debt securities gains, adjusted net income was $76.6 million, or $0.46 per diluted share.

LOANS
Strong commercial production continued; PPP loan forgiveness accelerated.

•Period-end total loans were $13,849.7 million at December 31, 2020, a decrease of $127.9 million, or 3.7% annualized, when compared to the $13,977.6 million at September 30, 2020.
•Excluding the $536.2 million decline in PPP loans during the quarter, total loans increased $408.3 million, or 13.1% annualized.
•Excluding PPP loans, commercial and industrial loans increased $228.1 million, or 32.8% annualized.
•Commercial real estate loans increased $245.0 million to $5,946.5 million, or 17.2% annualized growth.
•Total commercial loan production in the fourth quarter was $1,197.1 million; period-end pipeline totaled $2.1 billion.
•Consumer loans decreased $26.0 million to $1,635.1 million and residential mortgage loans decreased $16.9 million to $2,248.4 million.
•Average total loans in the fourth quarter were $13,927.7 million, an increase of $78.8 million from the third quarter of 2020.
•Excluding PPP loans, average total loans in the fourth quarter increased $333.9 million from the third quarter of 2020.

DEPOSITS
A low-cost core deposit franchise continues to be one of Old National’s strengths.

•Period-end total deposits were $17,037.5 million at December 31, 2020, an increase of $531.0 million, or 12.9% annualized, when compared to the $16,506.5 million at September 30, 2020.
•Interest-bearing checking deposits increased $288.6 million to $4,877.0 million at December 31, 2020.
•Noninterest-bearing deposits increased $170.7 million to $5,633.7 million at December 31, 2020 from $5,463.0 million at September 30, 2020.
•On average, total deposits in the fourth quarter were $16,810.6 million, compared to $16,436.8 million in the third quarter of 2020.

NET INTEREST INCOME AND MARGIN
Net interest income and margin benefit from accelerated PPP loan forgiveness; deposit and funding costs continue to decline.

•Net interest income increased to $161.1 million in the fourth quarter of 2020.
•The net interest margin on a fully taxable equivalent basis increased 23 basis points to 3.26% compared to 3.03% in the third quarter of 2020.
•PPP interest and net fees combined were $22.6 million, or 26 basis points of net interest margin, in the fourth quarter of 2020 compared to $8.8 million, or a 5 basis points reduction to the net interest margin, in the third quarter of 2020.
•Accretion income was $5.4 million, or 10 basis points of net interest margin, in the fourth quarter of 2020 compared to $5.4 million, or 11 basis points of net interest margin, in the third quarter of 2020. In the fourth quarter of 2020, accretion income was 2.4% of adjusted total revenue.
•Interest collected on nonaccrual loans was $0.9 million, or 2 basis points of net interest margin, in the fourth quarter of 2020 compared to $1.0 million, or 2 basis point of net interest margin, in the third quarter of 2020.
•The cost of total deposits declined 4 basis points to 0.09% in the fourth quarter of 2020 while the cost of total interest-bearing deposits decreased 6 basis points to 0.13%.

CREDIT QUALITY
Strong credit quality remains a hallmark of the Old National franchise.
•Old National recorded a provision recapture in the fourth quarter of 2020 of $1.1 million, compared to no provision recorded in the third quarter.
•Net recoveries in the fourth quarter were $1.1 million, compared to net recoveries of $3.0 million in the third quarter.
•30-89 day delinquencies were 0.15% at the end of the fourth quarter.
•Non-performing loans increased as a percentage of total loans to 1.20%.
•Loans acquired from previous acquisitions were recorded at fair value at the acquisition date. As of December 31, 2020, the remaining discount on these acquired loans was $50.6 million.
•The allowance for credit losses remained unchanged at $131.4 million, or 0.95% of total loans at December 31, 2020.

NONINTEREST INCOME
Noninterest income decreased due to lower securities gains and a seasonal decline in mortgage banking revenue.

•Total noninterest income for the fourth quarter of 2020 was $58.5 million, a decrease of $6.2 million from the third quarter of 2020.
•Mortgage banking revenue decreased $1.9 million when compared to the third quarter of 2020.
•Gains on sales of debt securities decreased $4.8 million when compared to the third quarter of 2020.

NONINTEREST EXPENSE
Fourth quarter results demonstrate benefit of The ONB Way, helping drive positive operating leverage1.

•Noninterest expense for the fourth quarter of 2020 was $142.3 million and included $3.6 million in ONB Way charges and $9.9 million in tax credit amortization.
•Excluding these items, adjusted noninterest expense for the fourth quarter was $128.8 million, compared to the $114.2 million in adjusted noninterest expense in the third quarter of 2020.
•The fourth quarter of 2020 also included $8.1 million in additional incentive compensation which is included in adjusted noninterest expense defined above.
•The fourth quarter efficiency ratio was 62.37%, while the adjusted efficiency ratio was 56.35%.
•Adjusted operating leverage1 was +917 basis points for the fourth quarter of 2020 as compared to the fourth quarter of 2019.

INCOME TAXES

•On a fully taxable-equivalent basis, income tax expense in the fourth quarter was $7.8 million, resulting in a 9.5% FTE tax rate.
•Income tax expense included $13.6 million in tax credit benefit.

CAPITAL AND LIQUIDITY
Capital ratios remain strong.

•At the end of the fourth quarter, preliminary total risk-based capital was 12.69% and preliminary regulatory tier 1 capital was 11.75%.
•Tangible common equity to tangible assets was 8.64% at the end of the fourth quarter compared to 8.58% in the third quarter of 2020.
•The Company did not repurchase any shares of common stock during the fourth quarter.
•A low loan to deposit ratio of 81.3%, combined with existing funding sources plus available unencumbered, high-quality collateral, provides strong liquidity.

NON-GAAP RECONCILIATIONS

($ in millions, except EPS, shares in 000s)	4Q20	Adjustments[4]	Adjusted 4Q20
Total Revenues (FTE)	$223.1	$(0.3)	$222.8
Less: Provision for Credit Losses	1.1	—	1.1
Less: Noninterest Expenses	(142.3)	3.6	(138.7)
Income before Income Taxes (FTE)	$81.9	$3.3	$85.2
Income Taxes	(7.8)	(0.8)	(8.6)
Net Income	$74.1	$2.5	$76.6
Average Shares Outstanding	165,631	—	165,631
Earnings Per Share - Diluted	$0.44	$0.02	$0.46
4 Tax-effect calculations use the current statutory FTE tax rates (federal + state)

($ in millions, except EPS, shares in 000s)	2020	Adjustments[4]	Adjusted 2020
Total Revenues (FTE)	$848.9	$(10.8)	$838.1
Less: Provision for Credit Losses	(38.4)	—	(38.4)
Less: Noninterest Expenses	(541.4)	42.6	(498.8)
Income before Income Taxes (FTE)	$269.1	$31.8	$300.9
Income Taxes	(42.7)	(7.9)	(50.6)
Net Income	$226.4	$23.9	$250.3
Average Shares Outstanding	166,177	—	166,177
Earnings Per Share - Diluted	$1.36	$0.14	$1.50
4 Tax-effect calculations use the current statutory FTE tax rates (federal + state)

($ in millions)	4Q20	3Q20
Net Interest Income	$161.1	$145.6
Add: FTE Adjustment	3.5	3.4
Net Interest Income (FTE)	$164.6	$149.0
Average Earning Assets	$20,182.0	$19,654.3
Net Interest Margin (FTE)	3.26%	3.03%

($ in millions)	4Q20	4Q19
Net Interest Income	$161.1	$148.9
Add: FTE Adjustment	3.5	3.3
Net Interest Income (FTE)	$164.6	$152.2
Add: Total Noninterest Income	58.5	47.7
Less: Noninterest Expense	142.3	134.7
Pre-Provision Net Revenue	$80.8	$65.2
Less: Debt Securities Gains	(0.2)	(0.4)
Less: Gain on Branch Actions	(0.1)	—
Add: ONB Way Charges	3.6	8.2
Add: Merger and Integration Charges	—	0.2
Add: Amortization of Tax Credit Investments	9.9	0.7
Adjusted Pre-Provision Net Revenue	$94.0	$73.9

($ in millions)	4Q20	3Q20	4Q19	2020	2019
Noninterest Expense	$142.3	$120.2	$134.7	$541.4	$508.5
Less: ONB Way Charges	(3.6)	(2.9)	(8.2)	(42.6)	(11.4)
Less: Merger and Integration Charges	—	—	(0.2)	—	(6.0)
Noninterest Expense less Charges	$138.7	$117.3	$126.3	$498.8	$491.1
Less: Amortization of Tax Credit Investments	(9.9)	(3.1)	(0.7)	(18.8)	(2.7)
Adjusted Noninterest Expense	$128.8	$114.2	$125.6	$480.0	$488.4
Less: Intangible Amortization	(3.3)	(3.4)	(3.9)	(14.1)	(16.9)
Adjusted Noninterest Expense Less Intangible Amortization	$125.5	$110.8	$121.7	$465.9	$471.5
Net Interest Income	$161.1	$145.6	$148.9	$596.1	$604.3
FTE Adjustment	3.5	3.4	3.3	13.6	12.9
Net Interest Income (FTE)	$164.6	$149.0	$152.2	$609.7	$617.2
Total Noninterest Income	58.5	64.7	47.7	239.2	199.3
Total Revenue (FTE)	$223.1	$213.7	$199.9	$848.9	$816.5
Less: Debt Securities Gains/Losses	(0.2)	(4.9)	(0.4)	(10.8)	(1.9)
Less: Gain on Branch Actions	(0.1)	—	—	—	—
Adjusted Total Revenue (FTE)	$222.8	$208.8	$199.5	$838.1	$814.6
Efficiency Ratio	62.37%	55.93%	65.57%	62.91%	60.35%
Adjusted Efficiency Ratio	56.35%	53.06%	60.97%	55.59%	57.87%
Operating Leverage[5] (basis points)	598			(251)
Adjusted Operating Leverage[6] (basis points)	917			460
         5 Year-over-year basis point change in noninterest expenses plus change in total revenue
         6 Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

($ in millions)	4Q20	3Q20
Net Income	$74.1	$77.9
Add: Intangible Amortization (net of tax7)	2.4	2.6
Tangible Net Income	$76.5	$80.5
Less: Securities Gains/Losses (net of tax7)	(0.2)	(3.7)
Add: Loss on Branch Actions (net of tax7)	(0.1)	—
Add: ONB Way Charges (net of tax7)	2.7	2.2
Adjusted Tangible Net Income	$78.9	$79.0
Average Total Shareholders’ Equity	2,932.6	2,889.5
Less: Average Goodwill	(1,037.0)	(1,037.0)
Less: Average Intangibles	(47.5)	(50.9)
Average Tangible Shareholders’ Equity	$1,848.1	$1,801.6
Return on Average Tangible Common Equity	16.57%	17.88%
Adjusted Return on Average Tangible Common Equity	17.08%	17.54%
7Tax-effect calculations use the current statutory FTE tax rates (federal + state)

CONFERENCE CALL AND WEBCAST
Old National will host a conference call and live webcast at 9:00 a.m. Central Time on Tuesday, January 19, 2021, to review fourth-quarter 2020 financial results. The live audio web cast of the call, along with the corresponding presentation slides, will be available on the Company’s Investor Relations web page at oldnational.com and will be archived there for 12 months. A replay of the call will also be available from Noon Central Time on January 19 through February 2. To access the replay, dial 1-855-859-2056, Conference ID Code 6389837.

ABOUT OLD NATIONAL
Old National Bancorp (NASDAQ: ONB), the holding company of Old National Bank, is the largest bank holding company headquartered in Indiana. With $23.0 billion in assets, it ranks among the top 100 banking companies in the U.S. and has been recognized as a World’s Most Ethical Company by the Ethisphere Institute for nine consecutive years.  Since its founding in Evansville in 1834, Old National Bank has focused on community banking by building long-term, highly valued partnerships and keeping our clients at the center of all we do. This is an approach to business that we call The ONB Way. Today, Old National’s footprint includes Indiana, Kentucky, Michigan, Minnesota and Wisconsin. In addition to providing extensive services in retail and commercial banking, Old National offers comprehensive wealth management, investment and capital market services. For more information and financial data, please visit Investor Relations at oldnational.com.

USE OF NON-GAAP FINANCIAL MEASURES
This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Old National’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

FORWARD-LOOKING STATEMENT
This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability.  Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning.  These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties, such as statements about the potential impacts of the COVID-19 pandemic. There are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on our operations and personnel, and on commercial activity and demand across our and our customers’ businesses; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business (including developments and volatility arising from the COVID-19 pandemic); competition; heightened regulatory and governmental oversight and scrutiny of Old National's business practices; current, pending or future government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan, including the anticipated impact from the ONB Way strategic plan that may differ from current estimates; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements, including the impact of the CECL standard as well as changes to address the impact of COVID-19; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this press release; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC.  These forward-looking statements are made only as of the date of this press release, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this press release.

Financial Highlights (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2020	2020	2019	2020	2019
Income Statement
Net interest income	$161,079	$145,573	$148,899	$596,094	$604,273
Tax equivalent adjustment (1)	3,517	3,379	3,282	13,586	12,940
Net interest income - tax equivalent basis	164,596	148,952	152,181	609,680	617,213
Provision for loan losses (4)	(1,100)	—	1,264	38,395	4,747
Noninterest income	58,552	64,759	47,726	239,274	199,317
Noninterest expense	142,318	120,234	134,743	541,417	508,487
Net income	74,120	77,944	49,185	226,409	238,206

Per Common Share Data
Weighted average diluted shares	165,631	165,419	170,186	166,177	172,687
Net income (diluted)	$0.44	$0.47	$0.29	$1.36	$1.38
Cash dividends	0.14	0.14	0.13	0.56	0.52
Common dividend payout ratio (2)	31%	30%	45%	41%	37%
Book value	$17.98	$17.67	$16.82	$17.98	$16.82
Stock price	16.56	12.56	18.29	16.56	18.29
Tangible common book value (3)	11.43	11.10	10.35	11.43	10.35

Performance Ratios
Return on average assets	1.30%	1.40%	0.97%	1.04%	1.19%
Return on average common equity	10.11%	10.79%	6.94%	7.87%	8.57%
Return on tangible common equity (3)	16.20%	17.56%	11.89%	12.54%	14.30%
Return on average tangible common equity (3)	16.57%	17.88%	12.03%	13.27%	14.97%
Net interest margin (FTE)	3.26%	3.03%	3.46%	3.18%	3.55%
Efficiency ratio (5)	62.37%	55.93%	65.57%	62.91%	60.35%
Net charge-offs (recoveries) to average loans	(0.03)%	(0.09)%	0.12%	0.02%	0.05%
Allowance for loan losses to ending loans (4)	0.95%	0.95%	0.45%	0.95%	0.45%
Non-performing loans to ending loans	1.20%	1.15%	1.19%	1.20%	1.19%

Balance Sheet (EOP)
Total loans	$13,786,479	$13,892,509	$12,117,524	$13,786,479	$12,117,524
Total assets	22,960,622	22,460,476	20,411,667	22,960,622	20,411,667
Total deposits	17,037,453	16,506,494	14,553,397	17,037,453	14,553,397
Total borrowed funds	2,676,554	2,725,731	2,744,728	2,676,554	2,744,728
Total shareholders' equity	2,972,656	2,921,149	2,852,453	2,972,656	2,852,453

Capital Ratios (3)
Risk-based capital ratios (EOP):
Tier 1 common equity	11.75%	11.84%	12.13%	11.75%	12.13%
Tier 1	11.75%	11.84%	12.13%	11.75%	12.13%
Total	12.69%	12.81%	12.99%	12.69%	12.99%
Leverage ratio (to average assets)	8.20%	8.15%	8.88%	8.20%	8.88%

Total equity to assets (averages)	12.83%	12.97%	14.01%	13.20%	13.88%
Tangible common equity to tangible assets	8.64%	8.58%	9.09%	8.64%	9.09%

Nonfinancial Data
Full-time equivalent employees	2,445	2,484	2,709	2,445	2,709
Banking centers	162	162	192	162	192

(1) Calculated using the federal statutory tax rate in effect of 21% for all periods.
(2) Cash dividends per share divided by net income per share (basic).
(3) Represents a non-GAAP financial measure. Refer the "Non-GAAP Measures" table for reconciliations to GAAP financial measures. December 31, 2020 capital ratios are preliminary.
(4) Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on incurred loss methodology.
(5) Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from debt securities transactions. This presentation excludes amortization of intangibles and net debt securities gains, as is common in other company releases, and better aligns with true operating performance.
FTE - Fully taxable equivalent basis EOP - End of period actual balances				N/A - Not applicable

Income Statement (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2020	2020	2019	2020	2019
Interest income	$173,249	$160,086	$176,553	$663,308	$730,387
Less: interest expense	12,170	14,513	27,654	67,214	126,114
Net interest income	161,079	145,573	148,899	596,094	604,273
Provision for loan losses (1)	(1,100)	—	1,264	38,395	4,747
Net interest income after provision for loan losses	162,179	145,573	147,635	557,699	599,526

Wealth management fees	9,259	9,239	9,468	36,806	37,072
Service charges on deposit accounts	8,724	8,698	10,714	35,081	44,915
Debit card and ATM fees	5,072	5,276	5,360	20,178	21,652
Mortgage banking revenue	16,233	18,110	5,626	62,775	26,622
Investment product fees	5,544	5,351	5,679	21,614	21,785
Capital markets income	6,545	5,428	3,043	22,480	13,270
Company-owned life insurance	3,153	2,830	2,937	12,031	11,539
Other income	3,861	4,906	4,462	17,542	20,539
Gains (losses) on sales of debt securities	161	4,921	437	10,767	1,923
Total noninterest income	58,552	64,759	47,726	239,274	199,317

Salaries and employee benefits	78,001	69,860	74,974	293,590	289,452
Occupancy	13,008	13,930	14,184	55,316	55,255
Equipment	3,778	3,754	3,958	16,690	16,903
Marketing	3,242	2,140	3,631	10,874	15,898
Data processing	12,362	9,628	9,080	41,086	37,589
Communication	2,396	2,241	2,450	9,731	10,702
Professional fees	4,834	3,083	9,986	15,755	22,854
FDIC assessment	1,780	1,319	1,529	6,722	6,030
Amortization of intangibles	3,244	3,459	3,946	14,091	16,911
Amortization of tax credit investments	9,871	3,115	710	18,788	2,749
Other expense	9,802	7,705	10,295	58,774	34,144
Total noninterest expense	142,318	120,234	134,743	541,417	508,487

Income before income taxes	78,413	90,098	60,618	255,556	290,356
Income tax expense	4,293	12,154	11,433	29,147	52,150
Net income	$74,120	$77,944	$49,185	$226,409	$238,206

Diluted Earnings Per Share
Net income	$0.44	$0.47	$0.29	$1.36	$1.38

Average Common Shares Outstanding
Basic	164,799	164,773	169,235	165,509	171,907
Diluted	165,631	165,419	170,186	166,177	172,687

Common shares outstanding at end of period	165,367	165,333	169,616	165,367	169,616

(1) Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on incurred loss methodology.

Balance Sheet (unaudited)
($ in thousands)
	December 31,	September 30,	December 31,
	2020	2020	2019
Assets
Federal Reserve Bank account	$307,967	$87,682	$29,141
Money market investments	13,537	13,437	12,430
Investments:
Treasury and government-sponsored agencies	852,196	501,771	610,666
Mortgage-backed securities	3,339,098	3,382,280	3,183,861
States and political subdivisions	1,492,162	1,426,495	1,275,643
Other securities	458,639	462,958	485,862
Total investments	6,142,095	5,773,504	5,556,032
Loans held for sale, at fair value	63,250	85,091	46,898
Loans:
Commercial	3,956,422	4,264,568	2,890,296
Commercial and agriculture real estate	5,946,512	5,701,493	5,166,792
Consumer:
Home equity	556,414	549,115	559,021
Other consumer loans	1,078,709	1,112,034	1,167,126
Subtotal of commercial and consumer loans	11,538,057	11,627,210	9,783,235
Residential real estate	2,248,422	2,265,299	2,334,289
Total loans	13,786,479	13,892,509	12,117,524
Total earning assets	20,313,328	19,852,223	17,762,025

Allowance for loan losses (1)	(131,388)	(131,388)	(54,619)
Non-earning Assets:
Cash and due from banks	268,208	229,631	234,766
Premises and equipment, net	464,408	463,253	490,925
Operating lease right-of-use assets	76,197	77,482	95,477
Goodwill and other intangible assets	1,083,008	1,086,252	1,097,099
Company-owned life insurance	456,110	455,975	448,967
Other assets	430,751	427,048	337,027
Total non-earning assets	2,778,682	2,739,641	2,704,261
Total assets	$22,960,622	$22,460,476	$20,411,667

Liabilities and Equity
Noninterest-bearing demand deposits	$5,633,672	$5,463,007	$4,042,286
Interest-bearing:
Checking and NOW accounts	4,877,046	4,588,432	4,149,639
Savings accounts	3,395,747	3,287,302	2,845,423
Money market accounts	1,908,118	1,904,404	1,833,819
Other time deposits	1,103,313	1,206,658	1,589,988
Total core deposits	16,917,896	16,449,803	14,461,155
Brokered deposits	119,557	56,691	92,242
Total deposits	17,037,453	16,506,494	14,553,397

Federal funds purchased and interbank borrowings	1,166	1,259	350,414
Securities sold under agreements to repurchase	431,166	399,141	327,782
Federal Home Loan Bank advances	1,991,435	2,087,648	1,822,847
Other borrowings	252,787	237,683	243,685
Total borrowed funds	2,676,554	2,725,731	2,744,728
Operating lease liabilities	86,598	88,552	99,500
Accrued expenses and other liabilities	187,361	218,550	161,589
Total liabilities	19,987,966	19,539,327	17,559,214
Common stock, surplus, and retained earnings	2,824,885	2,771,865	2,796,246
Accumulated other comprehensive income (loss), net of tax	147,771	149,284	56,207
Total shareholders' equity	2,972,656	2,921,149	2,852,453
Total liabilities and shareholders' equity	$22,960,622	$22,460,476	$20,411,667
(1) Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on incurred loss methodology.

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2020			September 30, 2020			December 31, 2019
	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning
investments	$413,782	$126	0.12%	$137,880	$59	0.17%	$87,835	$530	2.39%
Investments:
Treasury and government-sponsored agencies	648,314	2,937	1.81%	454,005	2,457	2.17%	546,266	3,547	2.60%
Mortgage-backed securities	3,291,436	16,137	1.96%	3,342,284	17,478	2.09%	3,172,818	18,844	2.38%
States and political subdivisions	1,437,890	12,008	3.34%	1,383,765	11,860	3.43%	1,211,850	11,133	3.67%
Other securities	462,836	2,629	2.27%	487,405	2,922	2.40%	489,889	3,585	2.93%
Total investments	5,840,476	33,711	2.31%	5,667,459	34,717	2.45%	5,420,823	37,109	2.74%
Loans: (2)
Commercial	4,132,831	46,468	4.40%	4,274,894	33,223	3.04%	2,891,641	31,925	4.32%
Commercial and agriculture real estate	5,829,912	58,334	3.92%	5,546,486	55,891	3.94%	5,129,638	66,959	5.11%
Consumer:
Home equity	550,548	4,380	3.17%	551,380	4,336	3.13%	561,125	6,426	4.54%
Other consumer loans	1,099,504	11,276	4.08%	1,120,681	11,635	4.13%	1,153,924	12,245	4.21%
Subtotal commercial and consumer loans	11,612,795	120,458	4.13%	11,493,441	105,085	3.64%	9,736,328	117,555	4.79%
Residential real estate loans	2,314,938	22,471	3.88%	2,355,512	23,604	4.01%	2,332,835	24,641	4.23%

Total loans	13,927,733	142,929	4.04%	13,848,953	128,689	3.66%	12,069,163	142,196	4.64%

Total earning assets	$20,181,991	$176,766	3.46%	$19,654,292	$163,465	3.29%	$17,577,821	$179,835	4.05%

Less: Allowance for loan losses (3)	(137,539)			(132,447)			(57,162)

Non-earning Assets:
Cash and due from banks	$341,154			$346,343			$278,324
Other assets	2,479,253			2,405,517			2,419,792

Total assets	$22,864,859			$22,273,705			$20,218,775

Interest-Bearing Liabilities:
Checking and NOW accounts	$4,708,568	$629	0.05%	$4,607,427	$886	0.08%	$4,121,021	$3,812	0.37%
Savings accounts	3,329,494	487	0.06%	3,232,375	634	0.08%	2,842,996	1,586	0.22%
Money market accounts	1,932,594	445	0.09%	1,902,407	724	0.15%	1,839,258	3,558	0.77%
Other time deposits	1,158,715	2,189	0.75%	1,253,058	2,852	0.91%	1,642,773	6,101	1.47%
Total interest-bearing core deposits	11,129,371	3,750	0.13%	10,995,267	5,096	0.18%	10,446,048	15,057	0.57%
Brokered deposits	37,176	26	0.28%	150,545	201	0.53%	109,504	637	2.31%
Total interest-bearing deposits	11,166,547	3,776	0.13%	11,145,812	5,297	0.19%	10,555,552	15,694	0.59%

Federal funds purchased and interbank borrowings	843	—	0.03%	18,347	12	0.25%	95,973	437	1.80%
Securities sold under agreements to repurchase	438,272	125	0.11%	385,149	160	0.16%	337,786	469	0.55%
Federal Home Loan Bank advances	2,089,519	5,953	1.13%	2,021,468	6,709	1.32%	1,843,357	8,359	1.80%
Other borrowings	240,815	2,316	3.85%	237,811	2,335	3.93%	251,565	2,695	4.29%
Total borrowed funds	2,769,449	8,394	1.21%	2,662,775	9,216	1.38%	2,528,681	11,960	1.88%

Total interest-bearing liabilities	13,935,996	12,170	0.35%	13,808,587	14,513	0.42%	13,084,233	27,654	0.84%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits	$5,644,017			$5,291,037			$4,047,308
Other liabilities	352,256			284,536			254,296
Shareholders' equity	2,932,590			2,889,545			2,832,938

Total liabilities and shareholders' equity	$22,864,859			$22,273,705			$20,218,775

Net interest rate spread			3.11%			2.87%			3.21%

Net interest margin (FTE)			3.26%			3.03%			3.46%

FTE adjustment		$3,517			$3,379			$3,282

(1) Interest income is reflected on a fully taxable equivalent basis (FTE).
(2) Includes loans held for sale.
(3) Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on incurred loss methodology.

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Twelve Months Ended			Twelve Months Ended
	December 31, 2020			December 31, 2019
	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning
investments	$174,494	$568	0.33%	$67,069	$1,670	2.49%
Investments:
Treasury and government-sponsored agencies	547,054	12,124	2.22%	657,233	16,091	2.45%
Mortgage-backed securities	3,246,520	70,611	2.17%	2,866,600	73,835	2.58%
States and political subdivisions	1,347,490	47,034	3.49%	1,202,210	44,716	3.72%
Other securities	485,430	11,990	2.47%	495,847	16,138	3.25%
Total investments	$5,626,494	$141,759	2.52%	$5,221,890	$150,780	2.89%
Loans: (2)
Commercial	3,843,089	140,473	3.66%	3,023,421	141,215	4.67%
Commercial and agriculture real estate	5,477,562	234,670	4.28%	5,044,623	275,853	5.47%
Consumer:
Home equity	553,570	18,561	3.35%	566,232	28,515	5.04%
Other consumer loans	1,131,028	46,661	4.13%	1,180,898	48,681	4.12%
Subtotal commercial and consumer loans	11,005,249	440,365	4.00%	9,815,174	494,264	5.04%
Residential real estate loans	2,352,444	94,202	4.00%	2,281,047	96,613	4.24%

Total loans	13,357,693	534,567	4.00%	12,096,221	590,877	4.88%

Total earning assets	$19,158,681	$676,894	3.53%	$17,385,180	$743,327	4.28%

Less: Allowance for loan losses (3)	(115,321)			(56,624)

Non-earning Assets:
Cash and due from banks	$327,053			$251,857
Other assets	2,414,602			2,453,001

Total assets	$21,785,015			$20,033,414

Interest-Bearing Liabilities:
Checking and NOW accounts	$4,464,027	$5,449	0.12%	$3,902,765	$15,598	0.40%
Savings accounts	3,113,435	3,156	0.10%	2,878,135	8,142	0.28%
Money market accounts	1,866,196	4,585	0.25%	1,789,065	14,130	0.79%
Other time deposits	1,337,269	14,013	1.05%	1,748,552	27,400	1.57%
Total interest-bearing core deposits	10,780,927	27,203	0.25%	10,318,517	65,270	0.63%
Brokered deposits	85,041	966	1.14%	173,439	4,094	2.36%
Total interest-bearing deposits	10,865,968	28,169	0.26%	10,491,956	69,364	0.66%

Federal funds purchased and interbank borrowings	138,257	1,296	0.94%	241,618	5,656	2.34%
Securities sold under agreements to repurchase	375,961	854	0.23%	342,654	2,517	0.73%
Federal Home Loan Bank advances	2,055,155	27,274	1.33%	1,775,987	37,452	2.11%
Other borrowings	242,642	9,621	3.96%	251,194	11,125	4.43%
Total borrowed funds	2,812,015	39,045	1.39%	2,611,453	56,750	2.17%

Total interest-bearing liabilities	13,677,983	67,214	0.49%	13,103,409	126,114	0.96%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits	$4,945,506			$3,887,470
Other liabilities	286,066			261,403
Shareholders' equity	2,875,460			2,781,132

Total liabilities and shareholders' equity	$21,785,015			$20,033,414

Net interest rate spread			3.04%			3.32%

Net interest margin (FTE)			3.18%			3.55%

FTE adjustment		$13,586			$12,940

(1) Interest income is reflected on a fully taxable equivalent basis (FTE).
(2) Includes loans held for sale.
(3) Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on incurred loss methodology.

Asset Quality (EOP) (unaudited)
($ in thousands)

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2020	2020	2019	2020	2019

Beginning allowance for loan losses	$131,388	$128,394	$56,910	$54,619	$55,461
Impact of adopting ASC 326 on 1/1/2020 (1)	—	—	N/A	41,347	N/A

Provision for loan losses (1)	(1,100)	—	1,264	38,395	4,747

Gross charge-offs	(707)	(4,169)	(6,304)	(15,553)	(14,789)
Gross recoveries	1,807	7,163	2,749	12,580	9,200
Net (charge-offs) recoveries	1,100	2,994	(3,555)	(2,973)	(5,589)

Ending allowance for loan losses (1)	$131,388	$131,388	$54,619	$131,388	$54,619

Net charge-offs (recoveries) / average loans (2)	(0.03)%	(0.09)%	0.12%	0.02%	0.05%

Average loans outstanding (2)	$13,910,145	$13,827,019	$12,058,109	$13,341,677	$12,087,429

EOP loans outstanding (2)	13,786,479	13,892,509	12,117,524	13,786,479	12,117,524

Allowance for loan losses / EOP loans (1)(2)	0.95%	0.95%	0.45%	0.95%	0.45%

Underperforming Assets:
Loans 90 Days and over (still accruing)	$167	$90	$570	$167	$570

Non-performing loans:
Nonaccrual loans (3)	147,339	137,611	126,412	147,339	126,412
TDRs still accruing	17,749	22,037	18,338	17,749	18,338
Total non-performing loans	165,088	159,648	144,750	165,088	144,750

Foreclosed properties	1,324	1,248	2,169	1,324	2,169

Total underperforming assets	$166,579	$160,986	$147,489	$166,579	$147,489

Classified and Criticized Assets:
Nonaccrual loans (3)	147,339	137,611	126,412	147,339	126,412
Substandard accruing loans	157,276	189,524	169,689	157,276	169,689
Loans 90 days and over (still accruing)	167	90	570	167	570
Total classified loans - "problem loans"	$304,782	$327,225	$296,671	$304,782	$296,671

Other classified assets	3,706	3,860	2,933	3,706	2,933
Criticized loans - "special mention loans"	287,192	272,859	234,841	287,192	234,841

Total classified and criticized assets	$595,680	$603,944	$534,445	$595,680	$534,445

Non-performing loans / EOP loans (2)	1.20%	1.15%	1.19%	1.20%	1.19%

Allowance to non-performing loans (1)(4)	80%	82%	38%	80%	38%

Under-performing assets / EOP loans (2)	1.21%	1.16%	1.22%	1.21%	1.22%

EOP total assets	$22,960,622	$22,460,476	$20,411,667	$22,960,622	$20,411,667

Under-performing assets / EOP assets	0.73%	0.72%	0.72%	0.73%	0.72%

EOP - End of period actual balances
(1) Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on incurred loss methodology.
(2) Excludes loans held for sale.
(3) Includes non-accruing TDRs totaling $14.9 million at December 31, 2020, $7.7 million at September 30, 2020, and $13.8 million at December 31, 2019.
(4) Includes acquired loans that were recorded at fair value in accordance with ASC 805 at the date of acquisition. As such, the credit risk was incorporated in the fair value recorded and no allowance for loan losses was recorded for 2019 quarter ends.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2020	2020	2019	2020	2019
Actual End of Period Balances
GAAP shareholders' equity	$2,972,656	$2,921,149	$2,852,453	$2,972,656	$2,852,453

Deduct:
Goodwill	1,036,994	1,036,994	1,036,994	1,036,994	1,036,994
Intangibles	46,014	49,258	60,105	46,014	60,105
	1,083,008	1,086,252	1,097,099	1,083,008	1,097,099

Tangible shareholders' equity	$1,889,648	$1,834,897	$1,755,354	$1,889,648	$1,755,354

Average Balances
GAAP shareholders' equity	$2,932,590	$2,889,545	$2,832,938	$2,875,460	$2,781,132

Deduct:
Goodwill	1,036,994	1,036,994	1,036,994	1,036,994	1,036,456
Intangibles	47,536	50,926	61,963	52,740	68,244
	1,084,530	1,087,920	1,098,957	1,089,734	1,104,700

Average tangible shareholders' equity	$1,848,060	$1,801,625	$1,733,981	$1,785,726	$1,676,432

Actual End of Period Balances
GAAP assets	$22,960,622	$22,460,476	$20,411,667	$22,960,622	$20,411,667

Add:
Trust overdrafts	26	17	31	26	31

Deduct:
Goodwill	1,036,994	1,036,994	1,036,994	1,036,994	1,036,994
Intangibles	46,014	49,258	60,105	46,014	60,105
	1,083,008	1,086,252	1,097,099	1,083,008	1,097,099

Tangible assets	$21,877,640	$21,374,241	$19,314,599	$21,877,640	$19,314,599

Risk-weighted assets (2)	$15,369,076	$14,770,750	$14,073,929	$15,369,076	$14,073,929

GAAP net income	$74,120	$77,944	$49,185	$226,409	$238,206

Add:
Amortization of intangibles (net of tax)	2,433	2,595	2,976	10,585	12,756

Tangible net income	$76,553	$80,539	$52,161	$236,994	$250,962

Tangible Ratios
Return on tangible common equity	16.20%	17.56%	11.89%	12.54%	14.30%
Return on average tangible common equity	16.57%	17.88%	12.03%	13.27%	14.97%
Return on tangible assets	1.40%	1.51%	1.08%	1.08%	1.30%
Tangible common equity to tangible assets	8.64%	8.58%	9.09%	8.64%	9.09%
Tangible common equity to risk-weighted assets (2)	12.30%	12.42%	12.47%	12.30%	12.47%
Tangible common book value (1)	11.43	11.10	10.35	11.43	10.35

Tangible common equity presentation includes other comprehensive income as is common in other company releases.
(1) Tangible common shareholders' equity divided by common shares issued and outstanding at period-end.

Tier 1 common equity (2)	$1,805,194	$1,748,150	$1,706,727	$1,805,194	$1,706,727

Risk-weighted assets (2)	15,369,076	14,770,750	14,073,929	15,369,076	14,073,929

Tier 1 common equity to risk-weighted assets (2)	11.75%	11.84%	12.13%	11.75%	12.13%

(2) December 31, 2020 figures are preliminary.